SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2012

ABIOMED, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-09585	04-2743260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 Cherry Hill Drive

Danvers, MA 01923

(Address of principal executive offices) (Zip Code)

(978) 646-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 8, 2012, we held our 2012 Annual Meeting of Stockholders. The holders of 36,674,938 shares of common stock were present or represented by proxy at the meeting. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

Proposal One: Election of Directors

At the annual meeting, our stockholders elected each of Louis E. Lataif and Henri A. Termeer as a member of our board of directors as a Class II director to serve a three-year term expiring at the 2015 Annual Meeting of Stockholders. The votes cast in the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Louis E. Lataif	27,717,127	1,752,500	7,205,311

Henri A. Termeer	28,827,730	641,897	7,205,311

Proposal Two: Advisory Vote on Executive Compensation

At the annual meeting, our stockholders voted to approve, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement filed in connection with the annual meeting pursuant to Item 402 of Regulation S-K. The votes cast in this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

27,179,798	2,259,350	30,479	7,205,311

Proposal Three: Approval of Amendment to our 2008 Stock Incentive Plan

At the annual meeting, our stockholders voted to approve the amendment to our 2008 Stock Incentive Plan to increase by 1,000,000 the number of shares of common stock that may be issued under the plan. The votes cast in this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

22,725,690	6,716,065	27,872	7,205,311

Proposal Four: Approval of Amendment to our 1988 Employee Stock Purchase Plan

At the annual meeting, our stockholders voted to approve the amendment to our 1988 Employee Stock Purchase Plan to increase by 350,000 the number of shares of common stock that may be issued under the plan. The votes cast in this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

29,302,483	144,447	22,697	7,205,311

Proposal Five: Ratification of Appointment of our Independent Registered Public Accounting Firm

At the annual meeting, our stockholders also approved a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2013. The votes cast on this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

36,585,353	51,906	37,679	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, Inc.

By:	/s/ Robert L. Bowen
Robert L. Bowen
Vice President and Chief Financial Officer

Date: August 14, 2012

4